UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2011

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On January 26, 2011, Converted Organics Inc.(the"Company") issued 3,200,000 shares of restricted Company common stock to Chardan Capital Markets to satisfy the Company's obligation relating to the restructuring of the Company's debt. The common stock was issued pursuant to an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933.

On January 6, 2011, the Company issued 1,371,428 shares of restricted Company common stock to purchase the majority interest ownership of the vertical farming entity, GoLocalProduceRI, LLC,from one accredited investor. The common stock was issued pursuant to an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933.

The January 26, 2011 sale of equity securities by the Company, when aggregated with the sale on January 6, 2011, was for more than 5% of the Company's outstanding stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

February 1, 2011	By:	Edward Gildea

Name: Edward Gildea
Title: President